    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 24, 1998
                                                     REGISTRATION NOS. 333-00305
                                                                       811-07497

________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        [x]

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]

                         POST-EFFECTIVE AMENDMENT NO. 4                      [x]

                                     AND/OR
                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    [x]

                                AMENDMENT NO. 5                              [x]
                            ------------------------

                                SALOMON BROTHERS
                         INSTITUTIONAL SERIES FUNDS INC
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                            ------------------------

                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (800) 725-6666
                            ------------------------

                           ROBERT A. VEGLIANTE, ESQ.
                     SALOMON BROTHERS ASSET MANAGEMENT INC
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                    COPY TO:
                             GARY S. SCHPERO, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                               NEW YORK, NY 10017
                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

     It is proposed that this filing will become effective (check appropriate box):


          [ ] immediately upon filing pursuant to paragraph (b)
          [ ] on (date) pursuant to paragraph (b)
          [x] 60 days after filing pursuant to paragraph (a)(1)
          [ ] on (date) pursuant to paragraph (a)(1)
          [ ] 75 days after filing pursuant to paragraph (a)(2)
          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


     If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

________________________________________________________________________________

                SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
                      REGISTRATION STATEMENT ON FORM N-1A
                             CROSS REFERENCE SHEET
            PURSUANT TO RULE 495(A) UNDER THE SECURITIES ACT OF 1933

  N-1A
ITEM NO.                 LOCATION                                       INFORMATION CAPTION
---------  ------------------------------------  -----------------------------------------------------------------
PART A
Item 1.    Cover Page..........................  Cover Page
Item 2.    Synopsis............................  Fee Table
Item 3.    Condensed Financial Information.....  Financial Highlights; Performance Information
Item 4.    General Description of Registrant...  Summary; Investment Objective and Policies; Additional Investment
                                                   Activities and Risk Factors; Investment Limitations
Item 5.    Management of the Fund..............  Summary; Fee Table; Management; Purchase and Redemption of Shares
Item 5A.   Management's Discussion of
             Performance.......................  Not Applicable
Item 6.    Capital Stock and Other
             Securities........................  Financial Highlights; Dividends, Distributions and Taxes; Capital
                                                   Stock; Account Services
Item 7.    Purchase of Securities Being
             Offered...........................  Summary; Purchase and Redemption of Shares; Management;
                                                   Dividends, Distributions and Taxes
Item 8.    Redemption or Repurchase............  Summary; Dividends, Distributions and Taxes; Purchase and
                                                   Redemption of Shares; Management
Item 9.    Pending Legal Proceedings...........  Not Applicable
PART B
Item 10.   Cover Page..........................  Cover Page
Item 11.   Table of Contents...................  Table of Contents
Item 12.   General Information and History.....  Not applicable
Item 13.   Investment Objectives and
             Policies..........................  Additional Information on Portfolio Instruments and Investment
                                                   Policies; Investment Limitations
Item 14.   Management of the Registrant........  Management
Item 15.   Control Persons and Principal
             Holders of Securities.............  Management
Item 16.   Investment Advisory and Other
             Services..........................  Management; Custodian and Transfer Agent; Independent Accountants
Item 17.   Brokerage Allocation and Other
             Practices.........................  Portfolio Transactions
Item 18.   Capital Stock and Other
             Securities........................  Capital Stock
Item 19.   Purchase, Redemption and Pricing of
             Securities Being Offered..........  Management; Net Asset Value; Additional Purchase and Redemption
                                                   Information
Item 20.   Tax Status..........................  Additional Information Concerning Taxes
Item 21.   Underwriters........................  Management; Additional Purchase and Redemption Information
Item 22.   Calculation of Performance Data.....  Performance Data
Item 23.   Financial Statements................  Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                                EXPLANATORY NOTE

     The prospectus for Salomon Brothers Institutional Investment Series which includes Salomon Brothers Institutional Money Market Fund, Salomon Brothers Institutional Emerging Markets Debt Fund and the Class I shares of the Salomon Brothers Institutional High Yield Bond Fund is incorporated herein by reference to the Registrant's filing of Post-Effective Amendment No. 3 pursuant to Rule 485 under the Securities Act of 1933, as amended, on April 30, 1998.

                                               SALOMON BROTHERS
                                               INSTITUTIONAL HIGH
                                               YIELD BOND FUND



                                               PROSPECTUS

                                               [ J A N U A R Y      , 1 9 9 9 ]







                                               CLASS T SHARES







                                              -----------------------
                                                     SALOMON BROTHERS
                                                     ------------------------
                                                             Asset Management

                                              Salomon Brothers
                                              Institutional High Yield Bond Fund
                                              Class T Shares

                                           -------------------------------------

         7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048  (800) 446-1013


SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND (THE 'FUND') IS A NO-LOAD INVESTMENT PORTFOLIO OF SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC (THE 'COMPANY').



The FUND seeks to maximize total return. The Fund seeks to achieve its objective by investing primarily in a portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

       ------------------------------------------------------------------


THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND THE FUND MAY EMPLOY CERTAIN INVESTMENT PRACTICES WHICH INVOLVE SPECIAL RISK CONSIDERATIONS. THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN CERTAIN SECURITIES, COMMONLY REFERRED TO AS JUNK BONDS, WHICH PRESENT A HIGH DEGREE OF RISK. SUCH LOWER-QUALITY SECURITIES INVOLVE COMPARATIVELY GREATER RISKS, INCLUDING PRICE VOLATILITY AND THE RISK OF DEFAULT IN THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL, THAN HIGHER-QUALITY SECURITIES. SEE 'INVESTMENT OBJECTIVE AND POLICIES' AND 'ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS.'



This Prospectus sets forth concisely the information a prospective investor should know before investing and should be read and retained for future
reference. A Statement of Additional Information dated [January   , 1999] has
been filed with the Securities and Exchange Commission (the 'SEC') and is incorporated herein by reference. It is available without charge and can be obtained by writing to the Company at the address, or by calling the toll-free telephone number, listed above. THE SEC MAINTAINS A WEB SITE AT HTTP://WWW.SEC.GOV THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES.

       ------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


          SALOMON BROTHERS ASSET MANAGEMENT INC -- INVESTMENT MANAGER
                           CFBDS, INC. -- DISTRIBUTOR
                                   PROSPECTUS
                               [JANUARY   , 1999]

                             Table of Contents
----------------------------------------------


Fee Table                                                                                                             3

Summary                                                                                                               3

Financial Highlights                                                                                                  4

Performance Information                                                                                               5

Investment Objective and Policies                                                                                     5

Additional Investment Activities and Risk Factors                                                                     9

Investment Limitations                                                                                               18

Purchase and Redemption of Shares                                                                                    18

Management                                                                                                           22

Dividends, Distributions and Taxes                                                                                   24

Account Services                                                                                                     26

Capital Stock                                                                                                        27

Appendix A:
Description of Ratings                                                                                              A-1

                                           Fee Table

                                           -------------------------------------


Information in the table below for the Fund's Class T shares is given as a percentage of average daily net assets and is estimated based on the annualized operating expenses for the Fund's Class I shares for the six month period ended August 31, 1998. Shares of the Fund are sold without imposition by the Fund of any front-end sales charge or contingent deferred sales charge.



                                                                                                               CLASS T
ANNUAL FUND OPERATING EXPENSES*                                                                                SHARES
---------------------------------------------------------------------------------------------------------------------
(as a % of average net assets):
Management Fee (after waiver)                                                                                         0
12b-1 Fee (Service Fee)                                                                                             .25%
Other Expenses (after reimbursement)                                                                                 55%
                                                                                                                     --
Total Fund Operating Expenses (after waiver and reimbursement)                                                      .80%
                                                                                                                     --
                                                                                                                     --
---------------------------------------------------------------------------------------------------------------------
EXAMPLE
The following table demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. The example assumes payment by the Fund of operating expenses at the levels set forth in the preceding table and also makes the following assumptions:
You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return; and (ii) redemption at the end of each time period:



                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                         -------------------------------------------
                                         $8         $26         $44         $99


--------------------------------------------------------------------------------

* Reflects the voluntary waiver of management fees and reimbursement of certain expenses by Salomon Brothers Asset Management Inc ('SBAM'), the Fund's investment manager, for the six months ended August 31, 1998. Absent such waiver and reimbursement, Management Fee, Other Expenses and Total Fund Operating Expenses would have been 0.50%, 0.89% and 1.64%, for the Class T shares.



The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will incur either directly or indirectly. 'Other Expenses' include administrative fees, custodial fees, legal and accounting fees, printing costs and registration fees. THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES FOR THE FUND MAY BE HIGHER OR LOWER THAN THE AMOUNTS SHOWN. Moreover, while the example assumes a 5% annual return, the Fund's performance will vary and may result in a return greater or less than 5%. For more complete descriptions of the various costs and expenses borne by the Fund, see 'Management' in this Prospectus and the Statement of Additional Information.


                                           Summary

                                           -------------------------------------


THE FUND



The Fund is a no-load investment portfolio of Salomon Brothers Institutional Series Funds Inc, an open-end investment company incorporated in Maryland on January 19, 1996. The Fund is organized as a diversified series of the Institutional Series Funds. The Fund seeks to maximize total return by investing primarily in a portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services. There can be no assurance that the Fund will achieve its investment objective.


PURCHASE AND REDEMPTION OF SHARES


Class T shares may only be purchased by participants in certain 'wrap fee' or asset allocation programs or other fee based arrangements sponsored by broker-dealers or other financial institutions that have entered into arrangements with the Fund's distributor, CFBDS Inc. ('CFBDS') and Salomon Smith Barney Inc ('Salomon Smith Barney'). The minimum initial investment in Class T Shares of the Fund is $500 and the subsequent investment minimum is $50. The Fund may waive minimum investment requirements at its discretion. The Fund reserves the right to reject any purchase order. See 'Purchase and Redemption of Shares.'


MANAGEMENT SERVICES


Salomon Brothers Asset Management Inc ('SBAM') serves as the Fund's investment manager. See 'Management.'

DISTRIBUTOR


CFBDS, a registered broker-dealer and an indirect wholly-owned subsidiary of Signature Financial Group, Inc., serves as the Fund's distributor.


RISK FACTORS


Prospective investors should consider certain risks associated with an investment in the Fund.



The medium and low rated and comparable unrated securities in which the Fund will invest (commonly referred to as 'junk bonds') involve significantly greater risks than higher rated securities, including price volatility and risk of default in payment of interest and principal. Additionally, the Fund may use various investment practices that involve special considerations, including investing in illiquid securities, zero coupon and deferred payment securities, loan participations and assignments and warrants and engaging in repurchase and reverse repurchase agreements and derivative transactions. See 'Investment Objective and Policies' and 'Additional Investment Activities and Risk Factors.'

                                           Performance Information

                                           -------------------------------------


From time to time, the Fund may advertise its 'distribution rate' and / or standardized and nonstandardized 'average annual total return' and/or
'aggregate total return' over various periods of time. Total return figures show the average annual percentage change in value of an investment in shares of the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and / or capital gains distributions made by the Fund during the period were reinvested proportionally in shares of the Fund.


Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period or is presented in the aggregate rather than as an annual average.


Total return figures will be given for the most current one-, five- and ten-year periods, or the life of the Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. 'Aggregate total return' figures may be used for various periods, representing the cumulative change in value of an investment in shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions).


Yield is calculated in accordance with the SEC's formula. Yield differs from total return in that it does not consider changes in net asset value.


Distribution rate differs from yield in that it is calculated by dividing the annualization of the most recent month's distribution by the maximum offering price at the end of the month.



Furthermore, in reports or other communications to shareholders or in advertising materials, performance of Fund shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications including, but not limited to, Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB / Donoghue's Money
Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. The semi-annual report to shareholders of the Fund for the six months ended August 31, 1998, and the annual report for the fiscal year ended February 28, 1998, each containing additional performance information, are available without charge and can be obtained by writing or calling the address or telephone number printed on the front cover of this Prospectus. Performance figures are based on historical earnings and are not intended to indicate future performance. See 'Performance Data' in the Statement of Additional Information.


                                           Investment Objective and Policies

                                           -------------------------------------


The investment objective of the Fund is deemed to be a fundamental policy and may not be changed without the affirmative vote of the holders of a majority of its outstanding shares, as defined in the Investment Company Act of 1940, as amended (the '1940 Act'). There can be no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to maximize total return. The Fund seeks to achieve its objective by investing primarily in a portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities rated investment grade and which generally entail increased credit and market risks. To mitigate these risks, the Fund will diversify its holdings by issuer, industry and credit quality. The Fund is diversified within the meaning of the 1940 Act.



The Fund intends to invest, under normal market conditions, at least 80% of its total assets in non-investment grade fixed-income securities, (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and other obligations and preferred stock). The lower-rated bonds in which the Fund will invest are commonly referred to as 'junk bonds.'



The debt obligations in which the Fund will invest generally will be rated, at the time of investment, 'Ba' or 'B' or lower by Moody's Investors Service ('Moody's') or 'BB' or 'B' or lower by Standard & Poor's Ratings Group ('S&P'), or determined by SBAM to be of comparable quality. Debt securities rated by both Moody's and S&P need only satisfy the foregoing ratings standards with respect to either the Moody's or the S&P rating. The Fund is not required to dispose of a debt security if its credit rating or credit quality declines. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the Fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings. An investment in the Fund should not be considered as a complete investment program. For further discussion of high yield securities and the special risks associated therewith, see 'Additional Investment Activities and Risk
Factors -- High Yield Securities.'



The Fund may invest up to 10% of its total assets in securities of foreign issuers and up to 5% of its total assets in foreign governmental issuers in any one country. The foreign securities in which the Fund may invest, all or a portion of which may be non-U.S. dollar denominated, include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) U.S. corporate issuers. There is no minimum rating criteria for the Fund's investments in such securities. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. For a description of Brady Bonds, see 'Additional Investment Activities and Risk Factors -- High Yield Securities' herein and 'Additional Information on Portfolio Instruments and Investment Policies -- Brady Bonds' in the Statement of Additional Information. The risks associated with these investments are described under the caption 'Additional Investment Activities and Risk Factors -- High Yield Securities.' Moreover, investments in foreign securities may have adverse tax implications as described under 'Dividends, Distributions and Taxes.'


In light of the risks associated with high yield corporate and sovereign debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. These will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. SBAM will also review the ratings, if any, assigned to the security by any recognized rating agencies, although SBAM's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, SBAM will evaluate the relative value of an investment compared with its perceived credit risk. In selecting securities for the Fund, SBAM intends to consider the correlation among securities represented in the Fund's portfolio in an attempt to reduce the risk of exposure to market, industry and issuer volatility. The Fund's ability to achieve its investment objective may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus.



The Fund will be free to invest in high yield debt securities of any maturity and may adjust the average maturity of the Fund's portfolio from time to time, depending on SBAM's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Long-term debt securities generally provide a higher yield than short-term debt securities, and therefore SBAM expects that, based upon current market conditions, the Fund's high yield debt securities will initially have an average maturity of 10 to 15 years.



The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities, each which involve special risk considerations. See 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities.'



The Fund may also invest in fixed and floating rate loans ('Loans') arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ('Lenders'). The Fund may invest in such Loans in the form of participations in Loans ('Loan Participations') and assignments of all or a portion of Loans from third parties ('Assignments'). See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.'



The Fund may invest up to 10% of its total assets in either: (1) equipment lease certificates, equipment trust certificates and conditional sales contracts; or (2) limited partnership interests. The Fund may invest up to 10% of its total assets in common stock, convertible securities, warrants or other equity securities (other than preferred stock for which there is no limit) when consistent with its investment objective. The Fund will generally, but not exclusively, hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SBAM, such purchase is appropriate.


In order to maintain liquidity, the Fund may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by
(a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational entities'); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SBAM; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements (as discussed below under 'Additional Investment Activities and Risk
Factors -- Repurchase Agreements') with respect to securities in which the Fund may invest. The Fund may invest its assets without limit in such instruments for temporary defensive purposes in the event of adverse market conditions. To the extent the Fund adopts such a temporary defensive position, it will not be invested so as to directly achieve its investment objective.


The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. See 'Additional Investment Activities and Risk
Factors -- Restricted Securities and Securities With Limited Trading Markets.' As more fully described in the Statement of Additional Information, the Fund may purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). The Fund's holdings of Rule 144A securities determined by SBAM to be liquid will not be subject to the 15% limitation on investments in illiquid securities.



The Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.' It is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission (the 'CFTC') and the federal income tax requirements applicable to regulated investment companies. See 'Additional Investment Activities and Risk Factors -- Derivatives' and the Statement of Additional Information for a description of these strategies and of certain risks associated therewith.



The foregoing investment policies and activities, other than the Fund's investment objective, are not fundamental policies and may be changed by vote of the Board of Directors without the approval of shareholders.

                                           Additional
                                           Investment Activities
                                           and Risk Factors

                                           -------------------------------------


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the investment manager's determination based on guidelines established by each Company's Board of Directors, are deemed creditworthy. The investment manager monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience time delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.



REVERSE REPURCHASE AGREEMENTS. The Fund may enter into 'reverse' repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.



LOANS OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to generate income. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased, the Fund could experience a loss. The value of securities loaned will be marked to market daily. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. The Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund may be invested in securities in which the Fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.



FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities

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


are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.



ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES. The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities.



Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.



Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of the Fund's 15% limitation on investments in illiquid securities discussed below.



Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.



LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in Loan Participations and Assignments. The Fund considers these investments to be investments in debt securities for purposes of this Prospectus. Loan Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan

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


in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by SBAM to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.



The Fund may have difficulty disposing of Assignments and Loan Participations. In certain cases the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.



The Board of Directors of the Company has adopted policies and procedures for the Fund to determine whether Assignments and Loan Participations purchased by the Fund are liquid or illiquid for purposes of the Fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to SBAM the determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment and the time needed to dispose of it, and the contractual provisions of the relevant documentation. The Board of Directors periodically reviews purchases and sales of Assignments and Loan Participations. In valuing a Loan Participation or Assignment held by the Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the Loan and the Lender; (ii) the current interest rate, period until next rate reset and maturity of the Loan; (iii) recent prices in the market for similar Loans; and
(iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See 'Net Asset Value.'



To the extent that liquid Assignments and Loan Participations that the Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. SBAM, under the supervision of the Board of Directors, monitors Fund investments in Assignments and Loan Participations and will, in such a case, consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.



RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS. The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the Fund's applicable limitation on investments in illiquid securities. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a Fund's portfolio. SBAM, under the supervision of the Board of Directors, is responsible for monitoring the liquidity of Rule 144A securities. The Board of Directors periodically reviews the Fund's purchases and sales of such Rule 144A securities.



WARRANTS. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.



FIXED-INCOME SECURITIES. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the High Yield Bond Fund will invest primarily in fixed-income securities, the net asset value of the Fund's shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.



In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.



HIGH YIELD SECURITIES. The Fund may invest without limitation in high yield securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or are in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares.


Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A

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

description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.


The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund holding such securities to dispose of particular portfolio investments at fair value, may adversely affect the Fund's net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. The secondary markets for high yield securities may contract due to adverse economic conditions or for other reasons relating to or independent of any specific adverse changes in the condition of a particular issuer and, as a result, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.



Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.



High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.


High yield corporate securities in which the Fund may invest will generally be unsecured. Most of the debt securities will bear interest at fixed rates but the Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).



High Yield Foreign Sovereign Debt Securities. Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Investors should recognize that investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuing government's policy towards the International Monetary Fund, the World Bank and other international agencies.


The ability of a foreign sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency

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

devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.


As a result of the foregoing or other factors, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.



Certain debt obligations, customarily referred to as 'Brady Bonds,' are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S.
dollar denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. A significant amount of the Brady Bonds that the Fund may purchase have no or limited collateralization, and the Fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, the Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund invests are likely to be acquired at a discount, which involves certain considerations discussed below under 'Dividends, Distributions and Taxes.'


Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There

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


can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.


For a further discussion of certain risks involved in investing in foreign securities, particularly of emerging market issuers, see 'Additional Information on Portfolio Instruments and Investment Policies -- Foreign Securities' in the Statement of Additional Information.


INVESTMENT FUNDS. The Fund may invest in unaffiliated investment funds which invest principally in securities in which that Fund is authorized to invest. In general, under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company and the Fund may not purchase more than 3% of the outstanding voting stock of such investment company. To the extent the Fund invests in other investment funds, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.



BORROWING. The Fund may borrow in certain limited circumstances. See 'Investment Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect SBAM's strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the 'Code') in order to provide 'pass-through' tax treatment to shareholders. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.



DERIVATIVES. The Fund is authorized to use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. These instruments are often referred to as 'Derivatives,' which may be defined as financial instruments whose performance is derived, at least in part, upon the performance of another asset (such as a security, currency or index securities). The description in this Prospectus of the Fund indicates that these types of transactions may be used by that Fund. Although these strategies are regularly used by some investment companies and other institutional investors, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund unless otherwise specifically indicated in the description of the Fund contained in this Prospectus. Over time, however, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur.



Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, Loan Participations and Assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent SBAM determines that they are consistent with the applicable Fund's investment objective and policies and applicable regulatory requirements. The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.


Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund's income or gain. The Fund may use any or all types of Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Derivatives successfully will depend on, in addition to the factors described above, SBAM's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's portfolio securities. The Fund is not a 'commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that the Fund segregate cash or other liquid assets to the extent the Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency.



Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the Derivative will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce the Fund's net asset value, and possibly income, and the losses may be significantly greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in the Statement of Additional Information.



The degree of the Fund's use of Derivatives may be limited by certain provisions of the Code. See 'Dividends, Distributions and Taxes.'

                        Investment Limitations
----------------------------------------------


The following investment restrictions and certain of those described in the Statement of Additional Information are fundamental policies applicable to the Fund which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Except for the investment restrictions set forth below and in the Statement of Additional Information and the Fund's investment objective, the other policies and percentage limitations referred to in this Prospectus and in the Statement of Additional Information are not fundamental policies of the Fund and may be changed by vote of the Fund's Board of Directors without shareholder approval.


If a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage ownership resulting from changing market values or similar type of event will not be considered a violation of such restriction.


The Fund may not:



     (1) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation, so long as no more than 25% of its total assets are invested in the securities of any one issuer;



     (2) borrow money, except for temporary or emergency purposes and then not in excess of 5% of the value of the total assets of the Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets); or



     (3) invest more than 25% of the total assets in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund).


For purposes of investment limitations (1) and (3) above, both the borrower under a Loan and the Lender selling a Participation will be considered an 'issuer.' See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.'

                                  Purchase and
                          Redemption of Shares
----------------------------------------------

NET ASSET VALUE


For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of the Fund is calculated once daily as of the close of regularly scheduled trading on the New York Stock Exchange ('NYSE') (typically 4:00 p.m., New York time). Such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. Net asset value per share of each class of the Fund is calculated by dividing the value of the Fund's securities and other assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. In calculating net asset value, all portfolio securities will be valued at market value when there is a reliable market quotation available for the securities and otherwise pursuant to procedures adopted by the Board of Directors. Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In valuing the Fund's assets, any assets or liabilities initially expressed in terms of a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Corporate actions by issuers of foreign securities held by the Fund, such as payment of dividends or distributions, are reflected in the net asset value on the ex-dividend date therefor, except that such actions will be so reflected on the date the Fund is actually advised of the corporate action if subsequent to the ex-dividend date. Further information regarding the Funds' valuation policies is contained in the Statement of Additional Information.



The Fund values short-term investments that mature in 60 days or less at amortized cost. If the Fund acquires securities with more than sixty days remaining to maturity, they will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.


PURCHASE PROCEDURES


There is no front-end sales charge or contingent-deferred sales charge imposed on purchases of Class T shares of the Fund. Under certain circumstances, certain broker/dealers may impose transaction fees on the purchase and/or sale of Class T shares. The minimum investment in the Class T shares is $500 and the subsequent investment minimum is $50. Subsequent purchases may be made in any amount.



Class T shares may be purchased through First Data Investor Services Group, Inc. (the 'Transfer Agent') or from selected dealers. Purchases of shares made through a selected dealer should be made in accordance with the procedures prescribed by such selected dealer. The Fund reserves the right to reject any purchase order in whole or in part. Currently, Class T shares may only be purchased by participants in certain 'wrap fee' or asset allocation programs or other fee based arrangements sponsored by broker-dealers or other financial institutions that have entered into arrangements with CFBDS and Salomon Smith Barney.



Class T shares may be purchased by completing a Purchase Application and mailing it, together with your check payable to Salomon Brothers Funds, to:



Salomon Brothers Institutional High Yield Bond Fund
c/o First Data Investor Services Group
P.O. Box 5127
Westborough, MA 01581-5127



Subsequent investments may be made at any time through a selected dealer or by mailing a check to the Transfer Agent at the address set forth above, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund's account number on the check. Initial purchases of Class T shares may not be made by third party check.



Shares of the Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Shares certificates will not be issued.

Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. The investor should instruct the wiring bank to transmit the specified amount in federal funds to:


First Data Investor Services Group
ABA #011-001-234
Account Name: Salomon Brothers Institutional Series Funds
  Attn: High Yield Bond Fund
  Salomon DDA#: 142743
  Name of Account:
  Account #:
  Amount of Wire:


Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.


Orders for the purchase of Class T shares received by selected dealers by the close of regular trading on the NYSE (typically, 4:00 p.m., New York time) on any day that the Fund calculates its net asset value and transmitted to the Transfer Agent through the facilities of the National Securities Clearing Corporation ('NSCC') by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day. Otherwise, the orders will be priced as of the time the net asset value is next determined. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to the Transfer Agnet through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. See above for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor's account.



Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.


REDEMPTION PROCEDURES


The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The Fund does not charge a redemption fee. The value of shares at the time of redemption may be more or less than the shareholder's cost.



For the convenience of shareholders, the Fund has established different redemption procedures. No redemption requests will be processed until the Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

REDEMPTION THROUGH SELECTED DEALERS

Redemption orders received by a dealer prior to the close of trading on the NYSE on any business day and transmitted to the Transfer Agent prior to the close of its business day (normally 5:00 p.m., New York time) are effective that day. Otherwise, the shares will be redeemed at the applicable net asset value next determined. It is the responsibility of the dealer to transmit orders on a timely basis. The dealer may charge the investor a fee for executing the order. This redemption arrangement is discretionary and may be withdrawn or modified at any time.



REDEMPTION BY MAIL

Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered with the signature guaranteed by an acceptable guarantor. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ('STAMP') and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the transfer agent.

In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.


Checks for redemption proceeds will be mailed to the address of record within seven days of redemption. The Fund reserves the right to reject any order for redemption.


REDEMPTION BY WIRE

If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application
Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder's account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

TELEPHONE REDEMPTION


A shareholder may request redemption by calling the Transfer Agent at (800) 446-1013. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under 'Redemption by Wire.' The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent. The Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund. Neither the Fund nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. The Fund may require personal identification codes.


SMALL ACCOUNTS


The Fund reserves the right, upon not less than 30 days' written notice, to redeem Class T shares in an account which has a value of $500 or less, if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

                                    Management
----------------------------------------------


DIRECTORS AND OFFICERS


The business and affairs of the Fund are managed under the direction of its Board of Directors. The Board of Directors approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment manager and administrator. The Statement of Additional Information contains general background information regarding the Directors and officers of each Fund.


INVESTMENT MANAGER


The Fund retains SBAM as its investment manager under an investment management contract. SBAM is an indirect wholly-owned subsidiary of Salomon Smith Barney Holdings, Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc. SBAM was incorporated in 1987 and together with SBAM affiliates in London, Frankfurt and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. As of October 31, 1998, SBAM and such affiliates managed approximately $29 billion of assets. SBAM's offices are located at 7 World Trade Center, New York, New York 10048.



Peter J. Wilby is primarily responsible for the day-to-day management of the Fund. Mr. Wilby, who joined SBAM in 1989, is a Managing Director of Salomon Smith Barney and SBAM and a Senior Portfolio Manager of SBAM, responsible for SBAM's investment company and institutional portfolios which invest in high yield non-U.S. and U.S. corporate debt securities, high yield foreign sovereign debt securities and emerging market debt securities.



As compensation for its services, the Fund pays SBAM a monthly fee at an annual rate of .50% of the Fund's average daily net assets. Subject to policy established by the Board of Directors, which has overall responsibility for the business and affairs of the Fund, SBAM manages the investment and reinvestment of the Fund's assets pursuant to the investment management contract. SBAM also furnishes office space, personnel and certain facilities required for the performance by SBAM of certain additional services provided by it to the Fund under the investment management contract, including SEC compliance, supervision of Fund operations and certain administrative and clerical services, and pays the compensation of the Fund's officers, employees and directors affiliated with SBAM. Except for the expenses paid by SBAM that are described herein, the Fund bears all costs of its operations. See 'Expenses' below.



The services of SBAM are not deemed to be exclusive, and nothing in the investment management contract will prevent SBAM or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.



Consistent with the Rules of Fair Practice of the National Association of Securities Dealers Regulation Inc. and subject to seeking the most favorable price and execution available, SBAM may consider sales of shares of the Fund as a factor in the selection of broker/dealers to execute portfolio transactions for the Fund. The Fund may use affiliated broker-dealers to execute portfolio transactions when SBAM believes that the broker's charge for the transaction does not exceed usual and customary levels charged by other brokers in connection with comparable transactions involving similar securities. See 'Portfolio Transactions' in the Statement of Additional Information.

SBAM may from time to time, at its own expense, provide compensation to certain selected dealers for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Class T shares and responding to certain customer inquiries. The amount of such compensation may be up to .10% annually of the average net assets of the Class T shares.



YEAR 2000. The investment management services provided to the Fund by SBAM depend in large part on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on SBAM's provision of investment advisory services, including the handling of securities trades, pricing and account services. SBAM has advised the Fund that it has been reviewing all of its computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking its systems will be year 2000 compliant before such date. In addition, SBAM has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that SBAM or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.


DISTRIBUTOR


CFBDS, Inc., located at 21 Milk Street, Boston, Massachusetts 02106, serves as the Fund's distributor. CFBDS is a registered broker-dealer and an indirect wholly-owned subsidiary of Signature Financial Group, Inc. CFBDS receives no distribution fee with respect to sales of Class T shares of the Fund. CFBDS and other affiliated broker/dealers from time to time may receive fees from SBAM in connection with processing and other services that it provides for certain shareholder accounts.



CFBDS may, from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Fund.



SHAREHOLDER SERVICING



The Fund is authorized, pursuant to a Services Plan adopted pursuant to Rule 12b-1 promulgated under the 1940 Act (the 'Plan'), to pay Salomon Smith Barney a service fee with respect to Class T shares of the Fund at the rate of 0.25% of the value of the average daily net assets of the Class T shares (the
'Service Fee'). The Service Fee is used for servicing shareholder accounts, including payments by Salomon Smith Barney to selected securities dealers. Under the Plan, Salomon Smith Barney may retain all or a portion of the Service Fee. From time to time, Salomon Smith Barney may waive receipt of fees under the Plan while retaining the ability to be paid under the Plan thereafter. The fees payable to Salomon Smith Barney under the Plan and payments by Salomon Smith Barney to selected securities dealers are payable without regard to actual expenses incurred. See 'Management -- Shareholder Servicing' in the Statement of Additional Information for further information about the Plan.


ADMINISTRATOR


The Fund currently employs Investors Bank & Trust Company ('IBT') under an administration agreement to provide certain administrative services to the Fund. IBT is not involved in the investment decisions made with respect to the Fund. The services currently provided by IBT under the administration agreement include certain accounting, clerical and bookkeeping services, Blue Sky reports, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. For its services as both the Fund's administrator and custodian the Fund pays IBT a combined fee at an annual rate of .10% of the Fund's average daily net assets up to $500 million in net assets and .05% of the Fund's average daily net assets in excess of $500 million.


EXPENSES


The Fund's expenses include taxes, interest, fees and salaries of the directors and officers who are not directors, officers or employees of the Fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.


                      Dividends, Distributions
                                     and Taxes
----------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


The Fund declares dividends from net investment income annually and pays them annually.



Net investment income is a Fund's investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and, for purposes of the discussion under this sub-heading, excludes any net realized capital gain. Class T shares of the Fund are entitled to dividends declared beginning on the day after the purchase order is received in good order. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend on the previous Business Day.



Net realized short-term capital gain of the Fund, if any, will be distributed whenever the Board of Directors determines that such distributions would be in the best interest of shareholders, but in any event at least once a year. The Fund distributes annually any net realized long-term capital gain from the sale of securities (after deducting any net realized losses that may be carried forward from prior years).



If, for any full fiscal year, the Fund's total distributions exceed net investment income and net realized capital gain, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gain, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.



Dividend and/or capital gain distributions will be reinvested automatically in additional Class T shares of the Fund at net asset value and such shares will be automatically credited to a shareholder's account, unless a shareholder elects to receive either dividends or capital gains distributions in cash. If such distributions are to be sent to an address other than the address on record or the account designated to receive redemption proceeds a signature guarantee is required. See 'Redemptions Procedures' above for instructions concerning signature guarantees. Such signature must be signed exactly as registered with the Transfer Agent. Shareholders may change the distribution option at any time by notification to the Transfer Agent prior to the record date of any such dividend or distribution.


If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered to a shareholder due to an invalid address or otherwise remains uncashed by the shareholder for a period of six months, the Fund reserves the right to reinvest the dividend and/or distribution in a shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of that Fund.


TAXES


FEDERAL INCOME TAX MATTERS. The Fund qualified for the fiscal year ended February 28, 1998, and intends to continue to qualify and elect to be treated, as a regulated investment company under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to U.S. federal income taxes on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of the Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. If in any year the Fund fails to qualify as a regulated investment company, the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain additional distribution requirements upon requalification.



The Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income and to alternative minimum tax (currently at a maximum rate of 20%) on alternative minimum taxable income.



The Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income on a calendar year basis. Under normal circumstances, the Fund intends to make sufficient distributions to avoid the application of both the corporate income and excise taxes.



All dividends and distributions to shareholders of the Fund of net investment income will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions of net investment income, which includes the excess of the Fund's net realized short-term capital gain realized over net realized long-term capital loss, are taxable to shareholders as ordinary income. A portion of the Fund's dividends may qualify for the dividends received deduction available to corporations.



Distributions of 'net capital gain' designated by the Fund as 'capital gain dividends' will be taxable as long-term capital gain, whether paid in cash or additional shares, regardless of how long the shares have been held by such shareholders, and such distributions will not be eligible for the dividends received deduction. In general, the maximum federal income tax rate imposed on individuals with respect to capital assets held for more than twelve months is 20%. The maximum federal income tax rate imposed on individuals with respect to ordinary income (and net short-term capital gain, which currently is taxed at the same rates as ordinary income) will be 39.6%. With respect to corporate taxpayers, long-term capital gain currently is taxed at the same federal income tax rates as ordinary income and short-term capital gain. Investors should consider the tax implications of buying shares shortly before the record date of a distribution because distributions will be taxable even though the net asset value of shares of the Fund is reduced by the distribution.



With respect to any investments in foreign securities or currencies the Fund may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of the Fund will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes but may not be able to claim a foreign tax credit or deduction for these foreign taxes. In addition, investing in securities of passive foreign investment companies may subject the Fund to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.



The redemption or sale of shares is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of the Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.



Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if the Fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund no later than December 31 of the year in which the dividend or distribution is declared.



The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in Pay-In-Kind bonds or in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.



The Fund may be required to withhold federal income tax at a rate of 31% ('backup withholding') from dividends and redemption proceeds paid to noncorporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the Internal Revenue Service ('IRS') notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

                            ------------------------

Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Statements detailing the tax status of each shareholders' dividends and distributions will be mailed annually.


The foregoing is intended to be general information to shareholders and potential investors in the Fund and does not constitute tax advice. Shareholders and potential investors should consult their own tax advisers regarding federal, state, local and foreign tax consequences of ownership of shares in the Fund. For a further discussion of tax considerations affecting the Fund and its shareholders, see 'Additional Information Concerning Taxes' in the Statement of Additional Information.


                                           Account Services

                                           -------------------------------------


Shareholders of the Fund will be kept informed through semi-annual reports showing diversification of investments and other financial data for the Fund. Annual reports for the Fund will include audited financial statements. Shareholders of the Fund will receive a Statement of Account following each share transaction. Shareholders can write or call the Fund at the address and telephone number on the first page of this Prospectus with any questions relating to their investment in shares of the Fund.


                                           Capital Stock

                                           -------------------------------------


The Company was incorporated in Maryland on January 19, 1996. The authorized capital stock of the Company consists of 10,000,000,000 shares of common stock having a par value of $.001 per share. The Company's Board of Directors may, in the future, authorize the issuance of additional classes of capital stock
representing shares of additional investment portfolios. Effective January   ,
1999 the Fund offers two classes of shares: Class T and Class I Shares. Each share of the Fund accrues income in the same manner, but expenses differ based upon the class. Accordingly, performance may vary between the classes. This Prospectus relates only to Class T shares of the Fund. Class T shares are offered to the general public and are sold at net asset value without a front end sales charge. Class T shares are subject to an ongoing Rule 12b-1 Service Fee at an annual rate of .25% of its average daily net assets. See
'Management -- Shareholder Servicing.' Investors may call 1-800-446-1013 to obtain information about investing in Class I shares of the Fund.



     As of the date of this Prospectus, L-3 Communications Corp. owned more than 25% of the outstanding shares of the Fund and consequently, is deemed to be a 'control person,' as defined in the 1940 Act, of the Fund.



The Class T and Class I shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. All shares of the Fund will, when issued, be fully paid and nonassessable. Under the corporate law of Maryland, the state of incorporation of the Company, and the By-Laws of the Company the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors except as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.

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                                           Appendix A:
                                           Description of Ratings

                                           -------------------------------------

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

AAA -- Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1' '2' and '3' in each generic rating classification from Aa to Caa. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

                                                                        Page A-1

S&P CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high-quality debt obligations. Capacity to repay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- BONDS RATED 'CI' ARE INCOME BONDS ON WHICH NO INTEREST IS BEING PAID.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set both above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of short-term obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratio, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

Page A-2

S&P COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt Rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

MOODY'S MUNICIPAL BOND RATINGS

AAA -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements pursuant which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

                                                                        Page A-3

S&P MUNICIPAL BOND RATINGS

AAA -- is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

MIG-1/VMIG-1 -- Notes rated MIG-1/VMIG-1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

MIG-2/VMIG-2 -- Notes which are rated MIG-2/VMIG-2 are of high-quality. Margins of protection are ample though not so large as in the preceding group.

S&P RATINGS OF STATE AND MUNICIPAL NOTES

SP-1 -- Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

FITCH MUNICIPAL BOND RATINGS

AAA -- Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A -- Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Page A-4

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

Fitch short-term ratings apply, to debt obligations that are payable on demand or have original maturities of, generally, up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

F-1+ -- Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 -- Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 -- Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC -- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, SBAM will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                                                        Page A-5


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FOR CUSTOMER SERVICE
(800) 446-1013

FOR BROKER/DEALER INQUIRIES
(800) SALOMON
(800) 725-6666
Dial 11 for a representative


DISTRIBUTOR
CFBDS, Inc.
21 Milk Street
Boston, Massachusetts 02106


INVESTMENT MANAGER
Salomon Brothers Asset
 Management Inc
Seven World Trade Center
New York, New York 10048


NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE DISTRIBUTOR OR THE INVESTMENT MANAGER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                                    SALOMON BROTHERS [Logo]

                SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) 446-1013

                      STATEMENT OF ADDITIONAL INFORMATION

     Salomon Brothers Institutional Investment Series consists of Salomon Brothers Institutional Money Market Fund (the 'Money Market Fund'), Salomon Brothers Institutional High Yield Bond Fund (the 'High Yield Bond Fund') and Salomon Brothers Institutional Emerging Markets Debt Fund (the 'Emerging Markets Debt Fund') (each, a 'Fund' and collectively, the 'Funds'). Each of the Funds, except the Money Market Fund, is a no-load investment portfolio of Salomon Brothers Institutional Series Funds Inc, an open-end investment company incorporated in Maryland on January 19, 1996 ('Institutional Series Funds'). The Money Market Fund is a no-load investment portfolio of Salomon Brothers Series Funds Inc, an open-end investment company incorporated in Maryland on April 17, 1990 ('Series Funds'). The Emerging Markets Debt Fund is a non-diversified portfolio and the other Funds are diversified portfolios. Institutional Series Funds and Series Funds are, individually a 'Company,' and collectively, the 'Companies.'


     This Statement of Additional Information ('SAI') is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds' current Prospectus dated May 1, 1998 (the 'Combined Prospectus') or the Prospectus relating to the Class T Shares of the High Yield Bond Fund dated
[January   , 1999] (each, a 'Prospectus'). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone number, listed above.



[January   , 1999]

                               TABLE OF CONTENTS


Additional Information on Portfolio Instruments and Investment Policies.........................     3
Investment Limitations..........................................................................    21
Additional Purchase and Redemption Information..................................................    23
Portfolio Transactions..........................................................................    24
Management......................................................................................    25
Net Asset Value.................................................................................    30
Additional Information Concerning Taxes.........................................................    32
Performance Data................................................................................    34
Capital Stock...................................................................................    36
Custodian and Transfer Agent....................................................................    37
Independent Accountants.........................................................................    37
Counsel.........................................................................................    37
Financial Statements............................................................................    38

                ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
                            AND INVESTMENT POLICIES

     The discussion below supplements the information set forth in the Prospectus under 'Investment Objective and Policies' and 'Additional Investment Activities and Risk Factors.' References herein to the investment manager means Salomon Brothers Asset Management Inc ('SBAM').

FOREIGN SECURITIES


     As discussed in the Prospectus, investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. The following discussion supplements the discussion contained in the Combined Prospectus under 'Additional Investment Activities and Risk Factors -- Foreign Securities' and ' -- High Yield Securities -- High Yield Foreign Sovereign Debt Securities.' See also ' -- Brady Bonds' below.


     Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a Fund, as well as the value of securities in the Fund.

     Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

     There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act of 1940, as amended (the '1940 Act') limits a Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

     The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

     Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

BANK OBLIGATIONS

     Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.


     Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See 'Additional Investment Activities and Risk
Factors -- Foreign Securities' in the Combined Prospectus and ' -- Foreign Securities' above.


     As stated in the Prospectus, bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

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     Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

FLOATING AND VARIABLE RATE INSTRUMENTS

     Certain Funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SBAM or the applicable sub-adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.


     Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Funds are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as 'not readily marketable' for such purpose.


     A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund's custodian.

ASSET-BACKED SECURITIES

     Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

     Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these

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

obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

LOANS OF PORTFOLIO SECURITIES

     Certain Funds may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash, securities or other permissible forms of collateral (e.g., letters of credit) with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest any cash collateral in short-term debt securities and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not posted, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the Fund at any time. A Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a Fund's shareholders and only in accordance with applicable rules and regulations.

RULE 144A SECURITIES

     As indicated in the Prospectus, certain Funds may purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

     One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A the Securities and Exchange Commission (the 'SEC') stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Directors of Institutional Series Funds and Series Funds have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of a Fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, each Company's Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. Each Company's Board of Directors periodically reviews Fund purchases and sales of Rule 144A securities.

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

     To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The investment manager monitors Fund investments in Rule 144A securities under the supervision of each Company's Board of Directors, and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

BRADY BONDS

     Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the 'World Bank') and the International Monetary Fund (the 'IMF'). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds, known as Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. SBAM believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

     Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories 'BB' or 'B' by Standard & Poor's Ratings Group ('S&P') or 'Ba' or 'B' by Moody's or, in cases in which a rating by S&P or Moody's Investors Services ('Moody's') has not been assigned, are generally considered by the investment manager to be of comparable quality.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized

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

as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The applicable Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund invests are likely to be acquired at a discount, which involves certain considerations discussed below under 'Additional Information Concerning Taxes.'

STRUCTURED INVESTMENTS

     Included among the issuers of emerging market country debt securities in which the Emerging Markets Debt Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as Brady Bonds, and the issuance by that entity of one or more classes of securities ('Structured Investments') backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Emerging Markets Debt Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

     The Emerging Markets Debt Fund is permitted to invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Although the Fund's purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing. See 'Additional Investment Activities and Risk Factors -- Borrowing' in the Prospectus.

     Certain issuers of Structured Investments may be deemed to be 'investment companies' as defined in the 1940 Act. As a result, the Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described in the Prospectus under 'Additional Investment Activities and Risk Factors -- Investment Funds.' Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

DERIVATIVES

     A detailed discussion of Derivatives (as defined below) that may be used by the investment manager on behalf of certain Funds follows below. The description in the Prospectus indicates which, if any, of these types of transactions may be used by that Fund. A Fund will not be obligated, however, to use any Derivatives and makes no representation as

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

to the availability of these techniques at this time or at any time in the future. 'Derivatives,' as used in the Prospectus and this Statement of Additional Information, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ('OTC') put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

     Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund's income or gain. A Fund may use any or all types of Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Derivatives successfully will depend on numerous factors including the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's portfolio securities.

     A Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission ('CFTC') thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

     Currency Transactions. A Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A Fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.

     A Fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

     Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

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     A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

     Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'

     Futures Contracts. A Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). None of the Funds is a commodity pool, and each Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and
(ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. A Fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. In addition, the value of a Fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'

     Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or
(ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those

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

held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when the investment manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

     At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

     Options. As indicated in the Prospectus, in order to hedge against adverse market shifts or to increase income or gain, certain Funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a Fund may purchase put and call options and write 'covered' put and call options on stocks, stock indices and currencies. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the Fund is obligated as the writer of the option, it will own: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described in the Prospectus.

     In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, a Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to

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

purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

     In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

     In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

     A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

     Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under 'Use of Segregated and Other Special Accounts.'

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A

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call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

     OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'Counterparties' and individually referred to as a 'Counterparty') through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

     Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of a Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

     If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for a Fund.

     A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be 'covered' (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

     A Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

     A Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

     (a) Options on Stocks and Stock Indices. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the 'S&P 500 Index'), the New York Stock Exchange ('NYSE') Composite Index, the American Stock Exchange ('AMEX') Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

     If the investment manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

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

     (b) Options on Currencies. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in 'Forward Currency Exchange Contracts.'

     (c) Options on Futures Contracts. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

     The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

     Interest Rate and Equity Swaps and Related Transactions. Certain Funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

     A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian in accordance with procedures established by the Board of Directors. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy.

The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

     The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

     A Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See 'Use of Segregated and Other Special Accounts' below.

     There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

     Indexed Securities. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed

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securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund management objective.

     Risk Factors. Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

     The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

     As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund's ability to terminate the transactions at times when SBAM deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if

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the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

     Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

     Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

     Use of Segregated and Other Special Accounts. Use of many Derivatives by a Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board of Directors. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no

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

longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

     OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund's net obligation, if any.

     Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER INVESTMENT COMPANIES

     As indicated under 'Investment Restrictions' below, a Fund may from time to time invest in securities of other investment companies, subject to the limits of the 1940 Act. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The Funds do not intend to invest in such vehicles or funds unless the investment manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

PORTFOLIO TURNOVER

     Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund.

     With respect to the Money Market Fund, SBAM seeks to enhance the Fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with SBAM's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but SBAM will consider such an event in determining whether the Fund should continue to hold the security. The policy of the Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Fund in the form of dealer spreads. See 'Portfolio Transactions.'

                             INVESTMENT LIMITATIONS

     Except for: (i) the investment limitations set forth below which are indicated as fundamental policies; (ii) the investment restrictions set forth in the Prospectus; and (iii) each Fund's investment objective as described in the Prospectus, the other policies and percentage limitations referred to in this Statement of Additional Information and the Prospectus are not fundamental policies of the Funds and may be changed by vote of each Company's Board of Directors without shareholder approval. The investment restrictions which are fundamental policies may be changed only when permitted by law, if applicable, and approved by the holders of a majority of a Fund's outstanding voting securities, which, as defined by the 1940 Act, means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares.

     If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction set forth below is adhered to at the time a transaction is effected, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

     Money Market Fund. The Money Market Fund may not:

          (1) invest more than 10% of the value of its net assets in securities which are illiquid;

          (2) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the Fund does not: (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

          (3) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

          (4) sell securities short;

          (5) purchase or sell commodities or commodity contracts, including futures contracts;

          (6) invest for the purpose of exercising control over management of any company;

          (7) make loans, except that the Fund may (a) purchase and hold debt instruments in accordance with its investment objective and policies and
     (b) enter into repurchase agreements with respect to portfolio securities;

          (8) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

          (9) purchase real estate or real estate limited partnership interests (other than securities issued by companies that invest in real estate or interests therein);

          (10) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or

          (11) purchase warrants.

     Each of the above restrictions are fundamental policies of the Money Market Fund. For the purpose of applying the above percentage restrictions and the percentage investment limitations set forth in the Prospectus to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

High Yield Bond Fund and Emerging Markets Fund. The High Yield Bond Fund and Emerging Markets Fund may not:

          (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

          (2) purchase or sell real estate, although a Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

          (3) purchase or sell commodities or commodity contracts except that a Fund may engage in derivative transactions to the extent permitted by its investment policies as such policies are set forth from time to time in the Prospectus and this Statement of Additional Information;

          (4) make loans, except that: (a) a Fund may purchase and hold debt securities in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies;
     (c) a Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities; and (d) delays in the settlement of securities transactions will not be considered loans;

          (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

          (6) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

          (7) sell securities short; provided that short positions in a futures contract or forward contract are permitted;

          (8) purchase or retain any securities of an issuer if one or more persons affiliated with a Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

          (9) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

          (10) with respect to the High Yield Bond Fund only, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of its total assets;

          (11) invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

          (12) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets; or

          (13) invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE.

     Investment restrictions (1) through (5) described above are fundamental policies and restrictions (6) through (13) are non-fundamental policies of the High Yield Bond Fund and Emerging Markets Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
     Certificates representing shares of the Funds will not be issued to shareholders. First Data Investor Services Group, Inc. ('FDISG'), the Fund's transfer agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions.

     FDISG will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

     If the Board of Directors of each of Institutional Series Funds and Series Funds shall determine that it is in the best interests of the remaining shareholders of a Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board of Directors may deem fair and equitable. However, each Fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such Fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. Redemption in kind is not as liquid as a cash redemption.

     Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.


     Exchange Privilege. With the exception of Class T shareholders of the High Yield Bond Fund, shareholders may exchange all or part of their shares for shares of other Funds in the Salomon Brothers Institutional Investment Series, as indicated in the Prospectus. The value of the shares exchanged must meet the investment minimum of the Fund into which the investor is exchanging.


     The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with a different investment objective when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

     Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short-or long-term capital gain or loss may be realized. The price of the shares of the Fund into which shares are exchanged will be the new cost basis for tax purposes.

     Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then current net asset value of such shares.

     All accounts involved in a telephone or telegram exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

     The exchange privilege is not designed for investors trying to catch short-term savings in market prices by making frequent exchanges. A Fund reserves the right to impose a limit on the number of exchanges a shareholder may make. Call or write the applicable Fund for further details.

                             PORTFOLIO TRANSACTIONS

     Subject to policy established by each Company's Board of Directors, the investment manager is primarily responsible for each Fund's portfolio decisions and the placing of the Fund's portfolio transactions.
     Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.
     The general policy of each Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available. The purchase by a Fund of Participations of Assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the Participation Agreement.
     Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a Fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a Fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.
     Research services furnished to the investment manager by brokers who effect securities transactions for a Fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a Fund. Not all of these research services are used by the investment manager in managing any particular account, including the Funds.
     Affiliated persons of a Fund, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for such Fund. Subject to the considerations discussed above and in accordance with procedures adopted by each Company's Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.
     Under the 1940 Act, persons affiliated with a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a Fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates (including Salomon Brothers Inc) is a member under certain conditions, in accordance with the provisions of Rule 10f-3 promulgated under the 1940 Act.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The principal occupations of the directors and executive officers of the Institutional Series Funds and the Series Funds for the past five years are listed below. Certain of the directors and officers are also directors and officers of one or more other investment companies for which SBAM acts as investment manager. 'Interested directors' of the Funds (as defined in the 1940
Act) are indicated by an asterisk.

     Except as indicated below, the address of each executive officer is 7 World Trade Center, New York, New York 10048.

                  INSTITUTIONAL SERIES FUNDS AND SERIES FUNDS

                                             POSITION(S)                  PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS AND AGE                     HELD                          PAST 5 YEARS
------------------------------------  --------------------------  ---------------------------------------

Charles F. Barber ..................  Director and Chairman,      Consultant; formerly, Chairman of the
66 Glenwood Drive                     Audit Committee               Board, ASARCO Incorporated.
Greenwich, CT 06830
Age: 81
Carol L. Colman ....................  Director and                President, Colman Consulting Co., Inc.
Colman Consulting                     Audit Committee
Co., Inc.                             Member
278 Hawley Road
North Salem, NY 10560
Age: 52
Daniel P. Cronin ...................  Director and                Vice President and General Counsel,
Pfizer, Inc                           Audit Committee               Pfizer International Inc., Senior
253 East 42nd Street                  Member                        Assistant General Counsel, Pfizer
New York, NY 10017                                                  Inc.
Age: 52
Heath B. McLendon* .................  Director and                Managing Director, Salomon Smith Barney
Age: 64                               President                     Inc ('Salomon Smith Barney');
                                                                    President and Director, Mutual
                                                                    Management Corp. and Travelers
                                                                    Investment Adviser, Inc.; Chairman of
                                                                    Smith Barney Strategy Advisers Inc.
Peter J. Wilby .....................  Executive Vice              Managing Director of SBAM and Salomon
Age: 39                               President                     Smith Barney since January 1996.
                                                                    Prior to January 1996, Director of
                                                                    SBAM and Salomon Smith Barney.
Beth A. Semmel .....................  Executive Vice President    Director of SBAM and Salomon Smith
Age: 37                                                             Barney since January 1996. From May
                                                                    1993 to December 1995, Vice President
                                                                    of SBAM and Salomon Smith Barney.
                                                                    From January 1989 to May 1993, Vice
                                                                    President of Morgan Stanley Asset
                                                                    Management.
Maureen O'Callaghan ................  Executive Vice President    Director of SBAM and Salomon Smith
Age: 34                                                             Barney since October 1988.
James E. Craige ....................  Executive Vice President    Director, SBAM and Salomon Smith Barney
Age: 30                                                             since 1992.
Thomas K. Flanagan .................  Executive Vice President    Director, SBAM and Salomon Smith Barney
Age: 45                                                             since 1991.
Nancy Noyes ........................  Vice President              Director, SBAM and Salomon Smith Barney
Age: 39                               (Series Funds only)           since January 1996. From August 1992
                                                                    to January 1996, Vice President, SBAM
                                                                    and Salomon Smith Barney.

                                             POSITION(S)                  PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS AND AGE                     HELD                          PAST 5 YEARS
------------------------------------  --------------------------  ---------------------------------------
Lewis E. Daidone ...................  Executive Vice President    Managing Director of Salomon Smith
388 Greenwich Street                  and Treasurer                 Barney; Director and Senior Vice
New York, NY 10013                                                  President of Mutual Management Corp.
Age: 40                                                             and Travelers Investment Adviser,
                                                                    Inc.
Christina T. Sydor .................  Secretary                   Managing Director of Salomon Smith
388 Greenwich Street                                                Barney; General Counsel of Mutual
New York, NY 10013                                                  Management Corp.
Age: 46


     Directors of the Series Funds and Institutional Series Funds not affiliated with SBAM receive from their respective Funds an annual fee and a fee for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with SBAM do not receive compensation but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.


     The following lists shareholders of record who held 5% or more of the outstanding shares of the Funds as of November 6, 1998. The shareholders of 25% or more of the outstanding shares of a Fund are deemed to be 'control persons,' as defined in the 1940 Act, of the Funds. As of November 6, 1998, Salomon Brothers Asset Management Inc and its affiliates, 7 World Trade Center, New York, NY 10048, own 5.12% and 5.95% of the outstanding Class I shares of the High Yield Bond Fund and the Emerging Markets Debt Fund, respectively.


                                                                                            PERCENTAGE
                    FUND                                      SHAREHOLDER                      HELD
---------------------------------------------  ------------------------------------------   ----------

Money Market Fund............................  Citibank NA TR                                  45.55%
                                               u/a DTD 9/1/90
                                               Salomon Brothers Inc Retirement Plan
                                               111 Wall Street
                                               14th Floor
                                               New York, NY 10043
Money Market Fund............................  Saturn & Co.                                    25.17%
                                               c/o Investors Bank & Trust Co.
                                               P.O. Box 9130 FPG90
                                               Boston, MA 02117-9130
Money Market Fund............................  Silicon Alley Management Inc.                    7.48%
                                               103 Faulk Rd. Ste. 260
                                               Wilmington, DE 19803
High Yield Bond Fund Class I.................  L-3 Communications Corp.                        84.73%
                                               Master Trust
                                               600 Third Ave.
                                               New York, NY 10016
High Yield Bond Fund Class I.................  Town of Plymouth Contributory                    8.10%
                                               Retirement System
                                               11 Lincoln Street
                                               Plymouth, MA 02360
Emerging Markets Debt Fund...................  American National Can Company                   45.39%
                                               Attn: Walt Malcher
                                               8770 West Bryn Mawr Avenue
                                               Chicago, IL 60631-3542
Emerging Markets Debt Fund...................  L-3 Communications Corp.                        38.97%
                                               Master Trust
                                               600 Third Avenue
                                               New York, NY 10016
Emerging Markets Debt Fund...................  Michael Alper &                                  7.18%
                                               Pamela Alper JTWROS
                                               7263 Fisher Island Drive
                                               Fisher Island, FL 33109

     As of November 6, 1998, directors and officers of the Institutional Series Funds beneficially owned less than 1% of the outstanding shares of any series of the Institutional Series Funds.


COMPENSATION TABLE


     The following table provides information concerning the compensation paid to each director of the Series Funds during the fiscal year ended December 31, 1998 and the Institutional Series Funds for the fiscal year ended February 28, 1998. Neither Company provides any pension or retirement benefits to directors. In addition, no remuneration was paid by the Series Funds during the fiscal year ended December 31, 1998 or the Institutional Series Funds for the fiscal year ended February 28, 1998 to officers of either Company including to Mr. McClendon, who is affiliated with SBAM, or to Michael S. Hyland. Mr. Hyland, former President and Chairman of Series Funds and Institutional Series Funds, is an employee of SBAM. Accordingly, Messrs. McClendon and Hyland are 'interested persons,' as defined in the 1940 Act.


                                  SERIES FUNDS


                                                          TOTAL COMPENSATION
                                           AGGREGATE       FROM OTHER FUNDS
                                          COMPENSATION        ADVISED BY
                                            FROM THE         SBAM AND ITS
NAME OF PERSON, POSITION                  SERIES FUNDS      AFFILIATES(A)           TOTAL COMPENSATION
---------------------------------------   ------------    ------------------       ---------------------
Charles F. Barber, Director............      $                 $       (21)*             $        (22)*
Daniel P. Cronin, Director.............      $                 $       (6)               $        (7)
Carol L. Colman, Director..............      $                 $       (5)               $        (6)


------------

(A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.

  * Includes compensation from investment companies advised by affiliates of SBAM.

                           INSTITUTIONAL SERIES FUNDS


                                           AGGREGATE
                                          COMPENSATION    TOTAL COMPENSATION
                                            FROM THE       FROM OTHER FUNDS
                                          INSTITUTIONAL       ADVISED BY
                                             SERIES          SBAM AND ITS
NAME OF PERSON, POSITION                     FUNDS*         AFFILIATES(A)          TOTAL COMPENSATION(A)
---------------------------------------   ------------    ------------------       ---------------------
Charles F. Barber, Director............      $5,500            $111,250(21)*             $ 133,850(22)**
Daniel P. Cronin, Director.............      $5,500            $ 33,700(6)               $  39,200(7)
Carol L. Colman, Director..............      $5,000            $ 31,250(5)               $  36,250(6)


------------

(A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.

  * Includes compensation paid from the Institutional Asia Growth Fund, which ceased operations as of February 28, 1998.

 ** Includes compensation from investment companies advised by affiliates of SBAM.

INVESTMENT MANAGER


     Each Fund retains SBAM to act as its investment manager. SBAM serves as the investment manager to numerous individuals and institutions and other investment companies.


     The management contract between SBAM and each respective Fund provides that SBAM shall manage the operations of such Fund, subject to policy established by each Company's Board of Directors. Pursuant to the applicable management contract, SBAM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including custodian, accountants and counsel and other parties performing services or operational functions for each Fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services related to each Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. In addition, SBAM pays the compensation of each Fund's officers, employees and directors affiliated with SBAM. Each Fund bears all other costs of its operations, including the compensation of its directors not affiliated with SBAM.


     As compensation for its services, the Money Market Fund pays SBAM a monthly fee at an annual rate of .20% of the Fund's average daily net assets. SBAM has voluntarily agreed to reduce or otherwise limit the expenses of the Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to .25% of the Fund's average daily net assets and for a period of at least one year from the date of the Prospectus such expenses shall not exceed .18% of the Fund's average daily net assets. See 'Fee Table' in the Prospectus. For the fiscal years ended December 31, 1996, 1997 and 1998, the Money Market Fund paid SBAM, $0 (which reflects a
waiver of $126,986), $0 (which reflects a waiver of $350,642) [and          ]
respectively, for its services. SBAM also absorbed an additional $23,847 and $47,012 of other expenses for the fiscal years ended December 31, 1996 and 1997.


     As compensation for its services, the High Yield Bond Fund pays SBAM a monthly fee at an annual rate of .50% of the Fund's average daily net assets and the Emerging Markets Debt Fund pays SBAM a monthly fee at an annual rate of .70% of the Fund's average daily net assets.

     For the fiscal years ended February 28, 1997 and 1998, SBAM waived all investment management fees from each of the High Yield Bond Fund and Emerging Markets Debt Fund, totalling $21,438 and $32,193 and $15,317 and $75,783, respectively. SBAM also absorbed an additional $147,817 and $192,736 and $173,188 and $205,872 in expenses, respectively.

     The management contract for each Fund provides that it will continue automatically for successive annual periods provided that such continuance is approved at least annually: (a) by the vote of a majority of the directors not parties to the management contract or interested persons of such parties, which votes are cast in person at a meeting called for the purpose of voting on such management contract; and (b) either by the Board of Directors or a majority of the outstanding voting securities. Each management contract may be terminated by either party on 60 days' written notice, and will terminate immediately in the event of its assignment. The management contracts for the Money Market, the High Yield Bond and Emerging Market Debt Funds were most recently approved by shareholders of the respective Funds on January 14, 1998.

     Under the terms of the management contract between each Fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of either SBAM or its affiliates or from reckless disregard by it of its obligations and duties under the Management Contract ('disabling conduct'). In addition, the High Yield Bond Fund and Emerging Markets Debt Fund will indemnify SBAM and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

     Investment decisions for a particular Fund are made independently from those for other funds and accounts advised or managed by SBAM. Such other funds and accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

     Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. Each Company's Board of Directors has adopted a code of ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of each Fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of SBAM, as the investment adviser to each Fund, which policies serve as SBAM's code of ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflicts of interest that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

     Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a Fund. In addition, the Adviser Codes contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Codes also require that access persons obtain preclearance to engage in personal securities transactions with certain exceptions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically. The restrictions contained in the Fund and Adviser Codes are generally inapplicable to transactions in money market securities.

ADMINISTRATOR


     Institutional Series Funds and Series Funds employs Investors Bank & Trust Company ('IBT') under their applicable administration agreement to provide certain administrative services to the respective Funds. For the fiscal years ended December 31, 1996, 1997 and 1998, the Money Market Fund paid fees of
$69,483 (which reflects a waiver of $20,267), $189,460 and $        to IBT. Fees
paid to IBT by the High Yield Bond Fund for the period May 15, 1996 through February 28, 1997 and for the year ended February 28, 1998 were $95,000 (which reflects a waiver of $30,875) and $165,100, respectively. Fees paid to IBT by the Emerging Markets Debt Fund for the period October 17, 1996 through February 28, 1997 and for the year ended February 28, 1998 were $98,700 (which reflects a waiver of $885) and $177,600, respectively.


DISTRIBUTOR


     Shares of the Fund are offered on a continuous basis and without a sales charge through CFBDS, Inc. ('Distributor') as distributor pursuant to a distribution agreement between the Distributor and the Funds.

SHAREHOLDER SERVICING



     Rule 12b-1 promulgated under the 1940 Act (the 'Rule') provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of Directors of the Institutional Series Funds has adopted a services plan with respect to the Class T shares of the High Yield Bond Fund pursuant to the Rule (the 'Plan'). The Board of Directors of the Institutional Series Funds has determined that there is a reasonable likelihood that the Plan will benefit the High Yield Bond Fund and its shareholders.



     Under the Plan, the High Yield Bond Fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of
 .25% of the value of the average daily net assets of the Class T shares. The service fee is used as described in the Prospectus relating to the Class T shares of the High Yield Bond Fund ('Class T Prospectus'). Class I shares of the High Yield Bond Fund pay no service fee. Salomon Smith Barney is authorized, to the extent indicated in the Class T Prospectus, to retain all or a portion of the payments made to it pursuant to the Plan and make payments to third parties that provide certain shareholder support services to investors. The service fee payable pursuant to the Plan is a fee payable for the administration and servicing of shareholder accounts, as more fully described in the Class T Prospectus, and not costs which are primarily intended to result in the sale of the Class T shares and which would require approval pursuant to the Rule.



     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be presented to the Board of Directors for its review. In addition, the Plan provides, that it may not be amended to increase materially the costs which may be borne for services pursuant to the Plan without the approval of the Board of Directors, and by the Directors who are neither 'interested persons,' as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan, and any related agreements are subject to annual approval by the Board by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by vote of a majority of the Directors who are not 'interested persons' and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of the High Yield Bond Fund's Class T shares, as the case may be.



EXPENSES



     Each Fund's expenses include taxes, interest, fees and salaries of such Fund directors and officers who are not directors, officers or employees of the Fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class of Fund shares based on either expenses identifiable to the class or the relative net assets of the class and other classes of Fund shares.


                                NET ASSET VALUE

     In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

     Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of each Company's Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the applicable Fund.


     As stated in the Combined Prospectus, the Money Market Fund seeks to maintain a net asset value of $1.00 per share with respect to the Fund and, values the Fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.


     The Board of Directors of Series Funds has established procedures applicable to the Money Market Fund, reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors deems appropriate and at such intervals as are reasonable in light of current market conditions, of the amortized cost value per share and net asset value per share based upon available indications of market value.

     In the event of a deviation of 1/2 of 1% between the Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. The Board of Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

                    ADDITIONAL INFORMATION CONCERNING TAXES

TAXATION OF A FUND

     The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

     The Money Market Fund has qualified for the fiscal year ended December 31, 1997 and High Yield Bond Fund and Emerging Markets Debt Fund have qualified for the fiscal period ended February 28, 1998 and each Fund intends to continue to qualify and elect to be treated as a regulated investment company ('RIC') under Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code').

     Qualification as a RIC requires, among other things, that a Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, United States government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs).

     As a RIC, a Fund will not be subject to Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the Fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that the Fund distributes at least 90% of its net investment income for such taxable year. However, a Fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income and net capital gain. Each Fund expects to designate amounts retained as undistributed net capital gains in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a Fund on the undistributed amount, against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income.

     A Fund will be subject to a nondeductible 4% excise tax to the extent that it does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such calendar year; (b) at least 98% of the excess of its capital gain net income for the one year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed income and gains from the preceding calendar year (if any) pursuant to the calculations in (a) and
(b). For this purpose any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end.

     Certain Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See 'Additional Information on Portfolio Instruments and Investment
Policies -- Derivatives.' Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a Fund and defer recognition of certain of a Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to 'mark-to-market' certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income or gain without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for RIC qualification and avoid both the corporate level tax and the 4% excise tax. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     A Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a RIC under Subchapter M of the Code.

     A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments pay-in-kind bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. The extent to which a Fund may liquidate securities at a gain may be limited by the short-short test discussed above. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

     A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If a Fund qualifies as a RIC, certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under the United States income tax principles, as paid by its shareholders.

     For any year that a Fund makes such an election, each shareholder in such Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by such Fund to a foreign country's government and shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such Fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election. However, such shareholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by such Fund generally will not be subject to United States federal income tax.

TAXATION OF UNITED STATES SHAREHOLDERS

     The Prospectus describes each Fund's policy with respect to distribution of net investment income and any net capital gains. Shareholders should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

     Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of a Fund on the distribution date. Shareholders will be notified annually as to the federal tax status of distributions, and shareholders receiving distributions in the form of shares will receive a report as to the fair market value of the shares received.


     Gain or loss on the sale or other disposition of Fund shares will result in capital gain or loss to shareholders. Generally, a shareholder's capital gain or loss will be long-term gain or loss if the shares have been held for more than one year. In general, the maximum federal income tax rate imposed on long-term capital gain of individuals with respect to capital assets held for more than 12 months is 20%. Not later than 60 days after the close of its taxable year the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends of capital gain dividends. The maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gain (which is taxed at ordinary income rates) will be 39.6%. With respect to corporate taxpayers, long-term capital gain is taxed at the same federal income tax rates as ordinary income short-term capital gain, the maximum being 35%. If a shareholder redeems or exchanges shares of a Fund before he or she has held them for more than six months, any short-term capital loss on such redemption or exchange will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares.


                                PERFORMANCE DATA


     As indicated in the Prospectus, from time to time, a Fund may quote its 'yield,' 'effective yield,' 'average annual total return' and/or 'aggregate total return' in advertisements or in reports and other communications to shareholders and compare its performance figures to those of other funds or accounts with similar objectives and to relevant indices. Such performance information will be calculated as described below. Class T Shares of the High
Yield Bond Fund were introduced on [January   , 1999], and performance shown for
Class T shares for periods prior to the date of introduction reflects the performance for the Class I shares. Accordingly, the performance information for Class T for periods prior to the introduction of this class is based on the historical expenses of the Class I shares and does not reflect the actual expenses to be borne by Class T. The fees and expenses of Class T shares are greater than those borne by Class I. In that connection, the performance information for periods prior to the introduction of Class T shares may be used in assessing the Fund's performance history but does not reflect how the Class T shares would have performed prior to their introduction on a relative basis, which would require an adjustment to the ongoing expenses.


AVERAGE ANNUAL TOTAL RETURN

     A Fund's 'average annual total return' figures, as described and shown in the Prospectus, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

          P(1+T)n = ERV

Where:  P = a hypothetical initial payment of $1,000
        T = average annual total return
        n = number of years
      ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     The performance data represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     The following table sets forth the average annual total return for the High Yield Bond Fund and Emerging Markets Debt Fund for certain periods of time ending February 28, 1998 (in each case, after management fee waiver and reimbursement of certain expenses). Returns on these Funds would have been lower if there were not such reimbursements and waivers.



                                                                                        FROM MAY 15,
                                                                                            1996
                                                                                      (COMMENCEMENT OF
                                                                                        OPERATIONS)
                                                                                          THROUGH
                                                                    YEAR ENDED          FEBRUARY 28,
                             FUND                                FEBRUARY 28, 1998          1998
--------------------------------------------------------------   -----------------    --------------
High Yield Bond Fund
  (Class T Shares and Class I Shares).........................         11.12%               14.72%



                                                                                        FROM OCTOBER
                                                                                          17, 1996
                                                                                      (COMMENCEMENT OF
                                                                                        OPERATIONS)
                                                                                          THROUGH
                                                                    YEAR ENDED          FEBRUARY 28,
                             FUND                                FEBRUARY 28, 1998          1998
--------------------------------------------------------------   -----------------    ----------------
Emerging Markets Debt Fund....................................         14.61%               19.50%


AGGREGATE TOTAL RETURN

     The 'aggregate total return' figures for a Fund, as described in the Prospectus, represent the cumulative change in the value of an investment in Fund shares of such class for the specified period and are computed by the following formula:
                                                     ERV-P
                          AGGREGATE TOTAL RETURN = --------
                                                       P

Where:    P = a hypothetical initial payment of $10,000.

       ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


     The following table sets forth the aggregate total return for the High Yield Bond Fund and Emerging Markets Debt Fund for certain periods of time ending February 28, 1998 (in each case, after management fee waiver and reimbursement of certain expenses). Returns on these Funds would have been lower if there were not such reimbursements and waivers.



                                                                                       MAY 15, 1996
                                                                                     (COMMENCEMENT OF
                                                                                       OPERATIONS)
                                                                                         THROUGH
                                                                                       FEBRUARY 28,
                                       FUND                                                1998
----------------------------------------------------------------------------------   ----------------
High Yield Bond Fund (Class T Shares and Class I Shares)..........................         27.91%





                                                                                     OCTOBER 17, 1996
                                                                                     (COMMENCEMENT OF
                                                                                       OPERATIONS)
                                                                                         THROUGH
                                                                                       FEBRUARY 28,
                                       FUND                                                1998
----------------------------------------------------------------------------------   ----------------
Emerging Markets Debt Fund........................................................         27.66%


YIELD

     With respect to the Money Market Fund, yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

     The current yield for the Money Market Fund is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Money Market Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


     For the seven-day period ended December 31, 1998, the annualized yield and
effective yield of the Money Market Fund were     % and     %, respectively.


     In periods of declining interest rates the Money Market Fund's yield will tend to be somewhat higher than prevailing market rates on short-term obligations, and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Money Market Fund from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

     Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Advertisements and communications may compare a Fund's performance with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications. From time to time, advertisements and other Fund materials and communications may cite statistics to reflect a Fund's performance over time utilizing comparisons to indices.

     A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of Fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in Fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any Fund.

                                 CAPITAL STOCK


     As used in the Prospectus and this Statement of Additional Information, the term 'majority,' when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular Fund, any other single portfolio or any particular class (e.g., approval of investment management contracts), means the vote of the lesser of: (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy; or
(ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.



     Shares of each Fund (and, with respect to the High Yield Bond Fund, each class of the Fund) are entitled to such dividends and distributions out of the assets belonging to that Fund (or class, as the case may be) as are declared in the discretion of the applicable Board of Directors. In determining the net asset value of each class of the High Yield Bond Fund, assets belonging to each class are credited with a proportionate share of any general assets of the Fund not belonging to a class and are charged with the direct liabilities in respect of that class and with a share of the general liabilities of the Fund which are normally allocated in proportion to the relative net asset value of each class of the Fund at the time of allocation.



     In the event of the liquidation or dissolution of the Institutional Series Funds or Series Funds, as the case may be, shares of a Fund (or shares of each class of a Fund, as the case may be) are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of a Fund (or classes, as the case may be), of any general assets not attributable to a Fund that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.


                          CUSTODIAN AND TRANSFER AGENT


     IBT currently serves as custodian for each Fund, and commencing in June of 1998, it is expected that PNC Bank, N.A. will serve as each Fund's custodian except for the Emerging Markets Debt Fund ('PNC' and together with IBT in such capacity, the 'Custodian'). The Custodian, among other things: maintains a custody account or accounts in the name each Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. The custodian does not determine the investment policies of a Fund, nor decide which securities a Fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The assets of each Fund are held under bank custodianship in compliance with the 1940 Act. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. FDISG, a subsidiary of First Data Corporation, located at P.O. Box 5127, Westborough, Massachusetts 01581-5127, serves as each Fund's transfer agent. As a Fund's transfer agent, FDISG: registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, FDISG receives a monthly fee and is reimbursed for out-of-pocket expenses, which with respect to the High Yield Bond Fund, is computed and paid separately for each class.


                            INDEPENDENT ACCOUNTANTS


     PricewaterhouseCoopers LLP ('PwC') serves as each Fund's independent accountants. PwC provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. The financial statements and financial highlights included or incorporated by reference in the Prospectuses and incorporated by reference in this Statement of Additional Information have been included or incorporated in reliance upon the report of PwC, independent accountants, given on the authority of that firm as experts in auditing and accounting. PwC's address is 1177 Avenue of the Americas, New York, New York 10036.


                                    COUNSEL

     Simpson Thacher & Bartlett serves as counsel to each Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3954.


     Piper & Marbury L.L.P. of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the Funds' Prospectuses.

                              FINANCIAL STATEMENTS


     The (i) audited financial statements for the Institutional Money Market Fund for the fiscal year ended December 31, 1997, (ii) the audited financial statements for the High Yield Bond Fund and the Emerging Markets Debt Fund for the fiscal year ended February 28, 1998; (iii) the unaudited financial statements for the Institutional Money Market Fund for the six months ended
June 30, 1998 and (iv) the unaudited financial statements for the High Yield Bond Fund and the Emerging Markets Debt Fund for the six months ended August 31, 1998, are each incorporated by reference into this SAI. Copies of such reports may be obtained by calling the telephone number on the first page of this SAI.

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

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

                SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements included in Part A:


          For the Salomon Brothers Institutional Money Market Fund ('Money Market Fund') (formerly known as 'U.S. Treasury Securities Money Market Fund'), Salomon Brothers Institutional High Yield Bond Fund ('High Yield Bond Fund' Class I shares) and Salomon Brothers Institutional Emerging Markets Debt Fund ('Emerging Markets Fund'): Selected Per Share Data and Ratios for the specified periods are presented under the heading 'Financial Highlights' in the Prospectus for the High Yield Bond Fund Class I shares.



          Financial Statements incorporated by reference in Part B:



             1. For Money Market Fund



                (i) Portfolio of Investments at June 30, 1998



                (ii) Statement of Assets and Liabilities at June 30, 1998



                (iii) Statement of Operations for the period ended June 30, 1998



                (iv) Statement of Changes in Net Assets for the period ended June 30, 1998 and for the fiscal year ended December 31, 1997



                (v) Financial Highlights for the periods ended June 30, 1998, December 31, 1997 and December 31, 1996



                (vi) Notes to Financial Statements



             2. For Money Market Fund


                (i) Portfolio of Investments at December 31, 1997

                (ii) Statement of Assets and Liabilities at December 31, 1997

                (iii) Statement of Operations for the fiscal year ended December 31, 1997

                (iv) Statement of Changes in Net Assets for the fiscal years ended December 31, 1997 and 1996

                (v) Financial Highlights

                (vi) Notes to Financial Statements

                (vii) Report of Independent Accountants


             3. For High Yield Bond Fund and Emerging Markets Fund:



                (i) Portfolio of Investments at August 31, 1998



                (ii) Statement of Assets and Liabilities at August 31, 1998



                (iii) Statement of Operations for the period ended August 31,
           1998



                (iv) Statement of Changes in Net Assets for the period ended August 31, 1998 and for the fiscal year ended February 28, 1998



                (v) Financial Highlights for the periods ended August 31, 1998, February 28, 1998 and February 28, 1997



                (vi) Notes to Financial Statements

             4. For High Yield Bond Fund and Emerging Markets Fund:


                (i) Portfolio of Investments at February 28, 1998

                (ii) Statement of Assets and Liabilities at February 28, 1998

                (iii) Statement of Operations for the fiscal year ended February 28, 1998

               (iv) Statement of Changes in Net Assets for the fiscal periods ended February 28, 1998 and 1997

                (v) Financial Highlights for the periods ended February 28, 1997 and 1998

                (vi) Notes to Financial Statements

                (vii) Report of Independent Accountants

     (b) Exhibits:

EXHIBIT
NUMBER                                                  DESCRIPTION
------   ----------------------------------------------------------------------------------------------------------
   1(a)  -- Articles of Incorporation of Registrant (filed as Exhibit 1(a) to the Registration Statement on Form
            N-1A and incorporated herein by reference).
   1(b)  -- Form of Articles of Amendment are filed herewith.
   1(c)  -- Form of Articles Supplementary are filed herewith.
   2(a)  -- Registrant's By-Laws (filed as Exhibit 2(a) to the Registration Statement on Form N-1A and incorporated herein by reference).
   3     -- None.
   4(a)  -- None.
   5(a)  -- Management Contract between Registrant and Salomon Brothers Asset Management Inc ('SBAM') dated
            November 28, 1997 relating to the Salomon Brothers Institutional High Yield Bond Fund (filed as Exhibit
            5(a) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A and incorporated herein by reference).
   5(b)  -- Management Contract between Registrant and SBAM dated November 28, 1997 relating to the Salomon
            Brothers Institutional Emerging Markets Debt Fund (filed as Exhibit 5(b) to Post-Effective Amendment
            No. 3 to the Registration Statement on Form N-1A and incorporated herein by reference).
   6(a)  -- Distribution Agreement between Registrant and CFBDS, Inc. dated September 1, 1998, is filed herewith.
   6(b)  -- Form of Dealer Agreement is filed herewith.
   7     -- None.
   8     -- Form of Custodian Agreement between Registrant and Investors Bank & Trust Company ('Investors Bank')
            (filed as Exhibit 8 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and
            incorporated herein by reference).
   9(a)  -- Form of Transfer Agency Agreement between Registrant and Investors Bank (filed as Exhibit 9(a) to
            Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated herein by reference).
   9(b)  -- Form of Administration Agreement between Registrant and Investors Bank (filed as Exhibit 9(b) to
            Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated herein by reference).
   9(c)  -- Form of Subadministration Agreement between SBAM and Salomon Brothers Asset Management Limited (filed as Exhibit 9(c) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and
            incorporated herein by reference).
   9(d)  -- Transfer Agency Agreement between Registrant and First Data Investor Services, Inc. is filed herewith.
  10     -- Opinion and Consent of Counsel of Piper & Marbury, LLP as to the Legality of Securities Being
            Registered (filed as Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement on Form
            N-1A and incorporated herein by reference).
  10(a)  -- Opinion and Consent of Counsel of Piper & Marbury L.L.P. as to the legality of the Class T shares is filed herewith.
  11     -- Consents of Independent Accountants are filed herewith.
  12     -- None.
  13     -- Share Purchase Agreement relating to Salomon Brothers Institutional High Yield Bond Fund, Salomon
            Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Institutional Asia Growth Fund
            (filed as Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and
            incorporated herein by reference).
  14     -- None.
  15     -- Form of Services Plan is filed herewith.
  16     -- None.
  17     -- Financial Data Schedules for Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers
            Institutional Emerging Markets Debt Fund are filed herewith.
  18     -- Rule 18f-3 Plan is filed herewith.
  19     -- Power of Attorney is filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not Applicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     Not Applicable.


ITEM 27. INDEMNIFICATION


     Reference is made to Article VII of Registrant's Articles of Incorporation,
Article V of Registrant's By-Laws and Section 4 of the Distribution Agreement between the Registrant and CFBDS, Inc.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the 'Securities Act'), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The list required by this Item 28 of officers and directors of SBAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the FORM ADV filed by SBAM, pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-32046).

ITEM 29. PRINCIPAL UNDERWRITER


     (a) CFBDS, Inc. acts as distributor for, in addition to the Registrant, Salomon Brothers Capital Fund Inc, Salomon Brothers Investors Fund Inc, Salomon Brothers Series Funds Inc, Salomon Brothers Opportunity Fund Inc and Salomon Brothers Variable Series Funds Inc. CFBDS is also the distributor for the following funds sponsored by Salomon Smith Barney Inc.: Concert Investment Series, Consulting Group Capital Markets Funds, Global Horizons Investment Series (Cayman Islands), Greenwich Street California Municipal Fund Inc., Greenwich Street Municipal Fund Inc., Greenwich Street Series Fund, High Income Opportunity Fund Inc., The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio II Inc., Managed Municipals Portfolio Inc. Municipal High Income Fund Inc., Puerto Rico Daily Liquidity Fund Inc., Puerto Rico Equity Index and Income Fund Inc., Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc. Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Concert Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Intermediate Municipal Fund, Inc., Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Fund, Inc., Smith Barney Municipal Money Market Fund, Inc., Smith Barney Natural Resources Fund Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Trust, Smith Barney Variable Account Funds, Smith Barney World Funds, Inc., Smith Barney Worldwide Special Fund N.V. (Netherlands Antilles), Travelers Series Fund Inc., The USA High Yield Fund N.V. (Netherlands Antilles), Worldwide Securities Limited (Bermuda), Zenix Income Fund Inc. and various series of unit investment trusts.

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


     In addition, CFDBS is also the distributor for CitiFunds'sm' International Growth & Income Portfolio, CitiFunds'sm' International Growth Portfolio, CitiFunds'sm' Intermediate Income Portfolio, CitiFunds'sm' Short-Term U.S. Government Income Portfolio, CitiFunds'sm' Large Cap Growth Portfolio, CitiFunds'sm' Cash Reserves, CitiFunds'sm' U.S. Treasury Reserves, CitiFunds'sm' Premium U.S. Treasury Reserves, CitiFunds'sm' Premium Liquid Reserves, CitiFunds'sm' Tax Free Reserves, CitiFunds'sm' California Tax Free Reserves, CitiFunds'sm' Connecticut Tax Free Reserves, CitiFunds'sm' New York Tax Free Reserves, CitiFunds'sm' Balanced Portfolio, CitiFunds'sm' Small Cap Value Portfolio, CitiFunds'sm' Growth & Income Portfolio, CitiFunds'sm' Small Cap Growth Portfolio, CitiFunds'sm' National Tax Free Income Portfolio, CitiFunds'sm' New York Tax Free Income Portfolio, CitiFunds'sm' California Tax Free Income Portfolio, CitiSelect'r' VIP Folio 200, CitiSelect'r' VIP Folio 300, CitiSelect'r' VIP Folio 400, CitiSelect'r' VIP Folio 500, CitiFunds'sm' Small Cap Growth VIP Portfolio, CitiSelect'r' Folio 200, CitiSelect'r' Folio 300, CitiSelect'r' Folio 400, and CitiSelect'r' Folio 500. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio.



     (b) The information required by this Item 29 with respect to each director, officer or partner of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-32417).


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     (1) Salomon Brothers Asset Management Inc, 7 World Trade Center, New York, New York 10048

     (2) Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116

ITEM 31. MANAGEMENT SERVICES

     Not applicable.

ITEM 32. UNDERTAKINGS

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 24th day of November, 1998.


                                          SALOMON BROTHERS INSTITUTIONAL SERIES
                                          FUNDS INC (Registrant)

                                          By        /s/ HEATH B. MCLENDON
                                             ...................................
                                                     HEATH B. MCLENDON
                                                         PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE                                      TITLE                               DATE
-----------------------------------------  ----------------------------------------------   ------------------
          /s/ HEATH B. MCLENDON            Director and President (Principal Executive      November 24, 1998
 ........................................    Officer)
           (HEATH B. MCLENDON)

                    *                      Director                                         November 24, 1998
 ........................................
           (CHARLES F. BARBER)

                    *                      Director                                         November 24, 1998
 ........................................
            (CAROL L. COLMAN)

                    *                      Director                                         November 24, 1998
 ........................................
           (DANIEL P. CRONIN)

          /s/ LEWIS E. DAIDONE             Executive Vice President and Treasurer           November 24, 1998
 ........................................    (Principal Financial and Accounting Officer)
           (LEWIS E. DAIDONE)

       *By    /s/ ROBERT VEGLIANTE
 ........................................
           ROBERT VEGLIANTE AS
            ATTORNEY-IN-FACT
            NOVEMBER 24, 1998


                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                                   DESCRIPTION
------   ------------------------------------------------------------------------------------------------------------

  1(b)   -- Form of Articles of Amendment.
  1(c)   -- Form of Articles Supplementary.
  6(a)   -- Distribution Agreement.
  6(b)   -- Form of Dealer Agreement.
  9(d)   -- Transfer Agency Agreement between Registrant and First Data Investor Services, Inc.
 10(a)   -- Opinion and Consent of Counsel of Piper & Marbury L.L.P. as to the legality of the Class T shares.
 11      -- Consents of Independent Accountants.
 15      -- Form of Services Plan.
 17      -- Financial Data Schedule for the Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers
            Institutional Emerging Markets Debt Fund.
 18      -- Rule 18f-3 Plan.
 19      -- Power of Attorney.


                       STATEMENT OF DIFFERENCES

    The service mark symbol shall be expressed as ....................... 'sm'
    The registered trademark symbol shall be expressed as................ 'r'



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